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                              AGREEMENT OF SUBLEASE

         Agreement of Sublease ("Sublease") made this 1st day of August, 1999 between NETsilicon, Inc., having an office at 411 Waverly Oaks Road, Waltham, MA ("Sublessor") and Osicom Technologies, Inc., having an office at 2800 28th Street, Santa Monica, CA ("Sublessee").

                              W I T N E S S E T H:

         WHEREAS, Sublessor represents and warrants that it has leased 36,000 square feet of the building located at 411 Waverly Oaks Road, Waltham, MA ("Premises") pursuant to a Lease dated July 1991 and Amendment to Commercial Lease dated August 8, 1997 between Sublessor, as tenant, and Duffy Bros. Construction, Inc. as lessor ("Lessor"), a copy of which lease as amended ("Lease") has been reviewed by Sublessee and is annexed hereto as Exhibit "A"; and

         WHEREAS, Sublessee desires to sublease from Sublessor 6,000 square feet of space within the Premises ("Subleased Premises"); and

         NOW, THEREFORE, in consideration of the Premises and other good and valuable consideration, it is hereby mutually covenanted and agreed as follows:

         1.    Term.

               (a) Sublessor hereby subleases the Subleased Premises to Sublessee and Sublessee hereby subleases the Subleased Premises from Sublessor upon and subject to the terms, covenants, rentals







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and conditions herein set forth for a term commencing on August 1, 1998 and expiring on August 1, 1999 provided, however, if the Lease shall expire prior to said date for any reason then this Sublease shall expire on the date that the Lease shall expire.

               (b) Sublessor hereby grants to Sublessee an option to extend the term of this Sublease for successive one year terms as long as the Lease shall be in effect. The option must be exercised in writing delivered to Sublessor by certified mail, return receipt requested, not less than one month before the expiration of the term of this Sublease. Time is of the essence with respect to this requirement. The exercise of the option is conditional in that it will be deemed waived in the event that Sublessee defaults in the performance of any Lease obligation between the exercise of the option and the commencement of the extended term. All of the terms and conditions of the Lease shall apply during the extended term or terms.

         2.    Rent.

               (a) The annual minimum rent reserved under this Sublease for the term hereof shall be in the amount of Eighty-Eight Thousand ($88,000.00) Dollars which shall be due and payable on October 1, 1998, January 1, 1999, April 1, 1999, and July 1, 1999 in installments of Twenty-Two Thousand ($22,000.00) Dollars each.

               (b) The parties acknowledge that the Sublessor shall be responsible, at its sole cost and expense, to pay all sums due and payable by Tenant to Lessor under the Lease including but not limited to annual minimum rent, real estate taxes, utilities, common area maintenance, insurance and common water and sewer. Sublessee agrees at its sole cost and expense to have all utilities which are

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separately metered to the Subleased Premises placed in its own name and to timely pay all bills rendered by such utility company.

               (c) All annual minimum rent, additional rent and other charges shall be paid to Sublessor at its office first above written or such other place as Sublessor shall designate.

         3. Use. Sublessee shall use and occupy the Subleased Premises for general office purposes.

         4.    Incorporation of Lease and Terms.

               (a) Except as herein otherwise expressly provided, all of the terms of the Lease as they pertain to the Premises are hereby incorporated into and made a part of this Sublease as if stated at length herein, and Sublessee accepts this Sublease subject to, and hereby agrees to be bound by all of the terms, covenants, conditions, provisions and agreements contained in the Lease with respect to the Premises to be performed or observed by Sublessor thereunder. The parties hereto agree that subject to the provisions of this Sublease, wherever the words "Demised Premises" or words of similar import appear in the Lease, the same shall be deemed to mean the Subleased Premises and wherever the words "Lessor" and "Lessee" appear in the Lease, the words shall be deemed to refer to Sublessor and Sublessee respectively only with respect to the Subleased Premises, so that, subject to the provisions of this Sublease, Sublessor shall have the rights and powers of Lessor under the Lease only with respect to the Leased Premises, and Sublessee shall have and does hereby agree to be bound by and accepts all the rights, powers, duties and obligations of the

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Lessee under the Lease, provided, however, that notwithstanding the foregoing,
Sublessor shall have no obligation to perform or furnish any of the work, services, repairs or maintenance undertaken to be made by Lessor under the Lease, or any other term, covenant or condition required to be performed by Lessor under the Lease. Sublessee covenants and agrees that it shall do nothing which shall have the effect of creating a breach, of any of the terms, covenants and conditions of the Lease. To the extent applicable to the Subleased Premises, Sublessee shall have the benefit of each and every covenant and agreement made by Lessor to Sublessor under the Lease. In the event that Lessor shall fail or refuse to comply with any of the respective provisions of the Lease, Sublessor shall have no liability on account of any such failure or refusal, provided that the Sublessee shall have the right to exercise in the name of the Sublessor all the rights to enforce compliance on the part of Lessor as are available to the Sublessor with respect to the Premises. Sublessor hereby agrees to cooperate with and execute, all at Sublessee's expense, all instruments and supply information reasonably required by Sublessee in order to enforce such compliance. Sublessee hereby agrees to indemnify and hold Sublessor harmless of and from any and all damages, liabilities, obligations, costs, claims, losses, demands, expenses and injuries, including reasonable attorneys' fees and expenses which may be incurred by Sublessor in or as a result of such cooperation and execution. In amplification and not in limitation of the foregoing and without any allowance to Sublessee or other reduction or adjustment of rent, Sublessor shall not be responsible for furnishing electrical, heating, air conditioning, cleaning, window washing, or other services, nor for any maintenance or repairs in

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or to the Subleased Premises or any of the facilities or equipment therein.

               (b) Sublessor, as Tenant, covenants and agrees to remain liable as a primary obligor for the due performance of all of the covenants, agreements, terms, provisions and conditions of the Lease on the part of the Tenant to be performed or observed.

         5. Delivery of Notice. Sublessor shall promptly transmit to Lessor any notice or demands received from Sublessee and shall promptly transmit to Sublessee any notice or demands received from Lessor. Sublessee shall promptly transmit to Sublessor any notice or demands received from Lessor or any other party having an interest to which this Sublease is subordinate.

         6. Time for Notices. Solely for the purpose of this Sublease, wherever in the Lease a time is specified for the giving of any notice or the making of any demand by Lessee thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding five (5) days thereto, and wherever in the Lease a time is specified for the giving of any notice or the making of any demand by the Lessor thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting five (5) days therefrom. Wherever in the Lease a time is specified within which the Lessee thereunder must give notice or make a demand following an event, or within which Lessee must respond to any notice, request or demand previously given or made by Lessor thereunder, or to comply with an obligation on Lessee's part thereunder, such time is hereby changed (for the purpose of this Sublease only) by subtracting five (5)

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days therefrom. Wherever in the Lease a time is specified within which Lessor thereunder must give notice or make a demand following an event, or within which Lessee must respond to any notice, request or demand previously given or made by Lessee thereunder, or to comply with any obligation on Lessor's part thereunder, such time is hereby changed (for the purpose of this Sublease only) by adding five (5) days thereto. It is the purpose and intent of the foregoing provisions to provide Sublessor with time within which to transmit to Lessor any notice or demands received from the Sublessee and to transmit to Sublessee any notice or demands received from the Lessor.

         7. Required Consent of Lessor. Sublessee agrees that in any case where the provisions of this Sublease require the consent or approval of Sublessor prior to the taking of any action, it shall be a condition precedent to the taking of such action that the prior consent or approval of Lessor shall have been obtained if Lessor's consent must be obtained under the Lease in such cases. In the event Lessor's consent is so obtained, Sublessor agrees that its consent shall not be unreasonably withheld or delayed. Sublessee agrees that Sublessor shall not have any duty or responsibility with respect to obtaining the consent or approval of Lessor when the same is required under the terms of the Lease, other than the transmission by Sublessor to Lessor of Sublessee's request for such consent or approval.

         8. Cure of Breach. Sublessee shall not do or suffer or permit anything to be done which would cause the Lease to be terminated or forfeited by virtue of any rights of termination or for-

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feiture reserved or vested in Lessor. If Sublessor makes any expenditures or incurs any obligation for the payment of money in connection therewith, such sums paid or obligations incurred shall be deemed to be additional rent hereunder and shall be paid to it by Sublessee on demand.

         9. Brokers. The parties hereto represent and warrant to each other and to Lessor that they have not dealt with any broker in connection with this Sublease.

        10. Assignment and Subletting. Sublessee shall not assign, mortgage or encumber this Sublease, nor underlet, nor suffer or permit the Subleased Premises or any part thereof to be used by others except with the prior written consent of Sublessor. In no event shall any assignment or subletting consented to by Sublessor relieve Sublessee of its primary liability and responsibility to Sublessor under this Sublease or to Lessor under the Lease in the absence of any express written agreement by Sublessor or Lessor, as the case may be, to that effect.

        11. Condemnation and Casualty. In the event of any taking by eminent domain or damage by fire or other casualty to the Subleased Premises thereby rendering the Subleased Premises wholly or in part untenantable, Sublessee shall acquiesce in and be bound by any action taken by or agreement entered into between Lessor and Sublessor with respect thereto. Notwithstanding the foregoing, Sublessor agrees to act reasonably and in good faith taking into account Sublessee's interest in the Subleased Premises.

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        12.    Security Deposit. Sublessee has deposited with Sublessor the sum of Five Thousand ($5,000.00) Dollars as security for the faithful performance and observance by Sublessee of the terms, provisions and conditions of this Sublease. It is agreed that in the event Sublessee defaults in respect of any of the terms, provisions and conditions of this Sublease including, but not limited to, the payment of the annual minimum rent and/or additional rent or charges, Sublessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any installment of annual minimum rent and/or additional rent or charges or any other sum as to which Sublessee is in default or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default in respect of any of the terms, covenants and conditions of this Sublease; including, but not limited to, any damages or deficiency in the reletting of the Subleased Premises, whether such damages or deficiency accrue before or after summary dispossess proceedings or other re-entry by Sublessor. In the event that Sublessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the security deposit without interest shall be returned to Sublessee within thirty (30) days after the date fixed as the expiration of this Sublease.

        13. Notices. All notices or demands under this Sublease shall be in writing and shall be sent by registered or certified mail, return receipt requested, to Sublessor at its address set forth above, and to Sublessee at its address first above written prior to the commencement of the term and thereafter to Sublessee at the address for the Subleased Premises, or such other address or

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person as either of the parties may designate by written notice.

        14.    Sublessor Representations. Sublessor represents to Sublessee that
(i) Exhibit "A" attached hereto constitutes the Lease in its entirety.

        15. Subleased Premises Acknowledged "As Is". Sublessee acknowledges that it has inspected the Subleased Premises and the improvements therein, or has caused an inspection thereof to be made, and is fully familiar and satisfied therewith and no representations have been made or responsibility assumed by Sublessor as to the condition, value or suitability of the Subleased Premises or any improvements thereon. Sublessee agrees that Sublessor shall not be required to do any work to make the Subleased Premises ready for occupancy by Sublessee.

        16. Alterations. Sublessee covenants at all times during the term of this Sublease not to make any alterations, improvements or additions to the Subleased Premises of any nature whatsoever without the prior written consent of Sublessor.

        17. Insurance. Sublessee agrees to name the Sublessor as an additional insured on insurance policies under which the Lessor is required to be named as an additional insured as set forth in the Lease. Any indemnity required to be given by Sublessee pursuant to any Article of the Lease as incorporated herein shall be given to both the Sublessor and Lessor.

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        18.    Sublessor's Liability for Loss of Property. Sublessor shall not be liable in any way for any loss of property owned by Sublessee, or anyone claiming by, through or in connection with Sublessee from any cause whatsoever, including but not limited to, theft or burglary from the Subleased Premises and Sublessee covenants and agrees, on behalf of itself and anyone who may make claim by, through or in connection with Sublessee, to make no claim for any such loss at any time.

        19. Sublessor's Personal Liability. There shall be absolutely no personal liability on the part of the Sublessor, its successors or assigns with respect to any of the terms, covenants and conditions of this Sublease and Sublessee shall take into consideration the Sublessor's interest in the Subleased Premises for the satisfaction of each and every remedy of Sublessee in the event of any breach by Sublessor of any of the terms, covenants and conditions of this Sublease to be performed by Sublessor. In such event, such exculpation of liability shall be absolute and without any exceptions whatsoever.

        20.    Termination.

               (a) Upon the expiration or other termination of the term of this Sublease, Sublessee covenants to quit and surrender to Sublessor the Subleased Premises, broom clean, in good order and condition, ordinary wear and tear excepted, and at Sublessee's expense to remove all property of Sublessee. Any property not so removed shall be deemed to have been abandoned by Sublessee and may be retained or disposed of at Sublessee's expense by Sublessor, as Sublessor shall desire. If the last day of the term of this Sublease

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falls on Sunday, the term of this Sublease shall expire on the business day immediately preceding. Sublessee's obligation to observe or perform this covenant shall survive the expiration or earlier termination of the term of this Sublease. Immediately upon the failure of Sublessee to perform any covenant of this Paragraph 20, Sublessor may, upon notice to Sublessee, do so and shall be entitled to receive from Sublessee as liquidated damages the then cost of performance of such covenant, such damages to be paid in addition to and separate and independently from damages accruing by reason of any other covenant of this Sublease.

               (b) The terms and conditions of Paragraph 20(a) shall be void and not of any force and effect in the event Lessor and Sublessee (prior to the expiration of this Sublease) enter into a direct lease for the continued occupancy of the Subleased Premises by Sublessee upon expiration of the term of the Sublease. In such event, Sublessor shall not be responsible for the condition of the Subleased Premises at the expiration of this Sublease.

        21. Lessor Consent. The consent of the Lessor to Sublease is set forth in the agreement between the parties of even date ("Lessor's Consent"), a copy of which is attached hereto as Exhibit "B".

        IN WITNESS WHEREOF, the parties hereto have duly executed this instrument the day and year first above written.

ATTEST:                                     OSICOM TECHNOLOGIES, INC., Sublessor



                                            By: /s/ Christopher E. Sue
_______________________                        _______________________



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ATTEST:                                     NET SILICON, INC., Sublessee



                                            By: /s/ Cornelius Peterson
_______________________                        _______________________


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